SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


                  Date of earliest event reported: May 21, 1997


                                  MOSSIMO, INC.
                                  -------------
              (Exact name of registrant as specified in it charter)



        Delaware                   1-14208                     33-0684524
        --------                   -------                     ----------
(State of incorporation)         (Commission               (I.R.S. Employer
                                 File Number)            Identification Number)


                15320 Barranca Parkway, Irvine, California 92618
                -------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714) 453-1300
       -------------------------------------------------------------------



                             Exhibit Index at Page 4




















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Item 4.     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

            Effective May 29, 1997, Anthony C. Cherbak ("Cherbak"), Executive Vice President and Chief Financial Officer of Registrant, will resign as an officer of Registrant, for personal and family reasons, and rejoin his former employer, Deloitte & Touche, LLP ("Deloitte & Touche"). As a result of Cherbak rejoining Deloitte & Touche, the accounting firm will not be independent of Registrant pursuant to Rule 101-1 of the American Institute of Certified Public Accountants Professional Standards and has resigned as Registrant's principal accountant effective May 21, 1997. Under an arrangement between Registrant and Deloitte & Touche, Cherbak will remain involved with Registrant on a consulting basis.

            Deloitte & Touche's report on the financial statements for the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified as to uncertainty, audit scope, or accounting principles. During Registrant's two most recent fiscal years and any subsequent interim period, there were no disagreements between Registrant and Deloitte & Touche on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.


Item 5.     OTHER EVENTS

            John D. Bower, who joined Registrant in January 1997 as Controller, has been promoted to Vice President of Finance and Treasurer effective May 29, 1997. Bower, 36, has 15 years of experience in corporate finance and accounting. Previously, he served as director of corporate finance for FHP International Corporation where, in addition to his day-to-day duties of overseeing all SEC reporting, senior management financial reporting and corporate accounting, he was involved in a number of special projects, including FHP's $2 billion acquisition of TakeCare, Inc. and the analysis of operations during the company's ensuing restructuring. Prior to FHP, Bower was a senior manager at Deloitte & Touche, where his accounts included Chicks Sporting Goods, Knotts Berry Farm,
            Hughes Aircraft Company and FHP.


Item 7.     FINANCIAL STATEMENTS AND EXHIBITS

            The following exhibit is filed as part of this report:


(c)   EXHIBITS.

      16.   Letter re Change in Certifying Accountant.



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Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant
has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  MOSSIMO, INC.



Date:  May 23, 1997                      By: /s/ Mossimo Giannulli
                                             _______________________________
                                                  Mossimo Giannulli
                                                Chief Executive Officer
                                                      and President








































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                                  Exhibit Index
                                  -------------


No.         Exhibit                                               Page
---         -------                                               ----

16          Letter re Change in Certifying Accountant dated         5
            May 23,  1997 by Deloitte & Touche, LLP.











































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


                             DELOITTE & TOUCHE, LLP
                        695 Town Center Drive, Suite 1200
                          Costa Mesa, California 92626
                            Telephone: (714) 436-7100
                           Facsimile: (714) 436-7200

May 23, 1997


Securities and Exchange Commission
Mail Stop 9-5
450 5th Street, N.W.
Washington, D.C.  20549


Ladies and Gentlemen:


          We have read and agree with the comments in Item 4 of Form 8-K of Mossimo, Inc., dated May 21, 1997.


Yours truly,

/s/ Deloitte & Touche, LLP


































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